UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) January 24, 2012 (January 19, 2012)

Centrue Financial Corporation

(Exact name of registrant as specified in its charter)

Delaware	0-28846	36-3145350
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7700 Bonhomme Avenue St. Louis, Missouri		63105
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code (314) 505-5500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Centrue Financial Corporation (the “Company”) announced the appointment of James “Chris” Jones as Executive Vice President/Chief Lending Officer of Centrue Bank, the Company’s wholly owned subsidiary, effective January 19, 2012. Mr. Jones most recently was employed by Champion Bank and BankLiberty in St. Louis, Missouri where he focused primarily on loan workouts. Prior to that, Mr. Jones spent over 32 years with Bank of America Corporation and was a Senior Vice President and Senior Credit Executive when he retired in 2008. The Company’s news release with respect to Mr. Jones is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit Number

News Release, dated January 19, 2012 issued by Centrue Bank

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTRUE FINANCIAL CORPORATION (Registrant)

By:	/s/ Kurt R. Stevenson
Kurt R. Stevenson, President and Chief Executive Officer

Dated: January 24, 2012

EXHIBIT INDEX

Exhibit Number	Description

99.1	News Release, dated January 19, 2012 issued by Centrue Bank

3